Exhibit 99.1

Agrify Completes Previously Announced Credit Facility Modification

New Terms Provide Company with Additional Flexibility to Pursue Long-Term Growth Initiatives

BILLERICA, Mass., August 19, 2022 - Agrify Corporation (Nasdaq:AGFY) (“Agrify” or the “Company”), a leading provider of innovative cultivation and extraction solutions for the cannabis industry, today announced it has signed a definitive agreement with its institutional lender to successfully amend its existing credit facility.

“Given the current challenging operating environment in the cannabis industry, it is imperative for us to align our strategy, resources, and execution plan with the new realities of the market,” said Raymond Chang, Chairman and Chief Executive Officer of Agrify. “Modifying our credit facility has been a top priority for us, and we are pleased to be able to move forward with additional flexibility to manage our business, conserve cash, and pursue a variety of compelling growth opportunities with fewer restrictions. As part of this transaction, we will be paying down a portion of the outstanding balance on the original note, exchanging the remaining balance under the original note for a new note with a significantly reduced principal balance, and removing or modifying certain financial covenants. The new note will have no required amortization payments on the principal balance for three years and a Company option for early repayment. All of these modifications should make it easier for us to navigate through these turbulent times as we look forward to rebounding strongly from the temporary challenges facing the entire industry.”

Transaction Terms

Pursuant to the modification, Agrify will partially prepay the senior secured note (the “Original Note”) originally issued to the lender (the “Lender”) in March 2022 (the “Prior Closing”) and exchange the remaining balance of the Original Note for (i) a new senior secured note (the “Note”) with an original principal amount of $35.0 million and (ii) a new warrant to purchase 14,227,643 shares of common stock (the “Note Exchange Warrant”). Additionally, Agrify will exchange the warrant to purchase 6,881,108 shares of common stock issued in the Prior Closing for a new warrant with the same number of underlying shares but with a reduced exercise price (the “Warrant Exchange Warrant”).

The Note will mature on the three-year anniversary of its issuance (the “Maturity Date”) and will contain a 9.0% annualized interest rate, with interest to be paid monthly, in cash, beginning September 1, 2022. The principal amount of the Note will be payable on the Maturity Date, provided that the lender will be entitled to a cash sweep of 20% of the proceeds received by Agrify in connection with any equity financing, which will reduce the outstanding principal amount under the Note.

At any time, Agrify may prepay all of the Note by redemption at a price equal to 102.5% of the then-outstanding principal amount under the Note plus accrued but unpaid interest. The Lender will also have the option of requiring Agrify to redeem the Note (i) on the one-year or two-year anniversaries of issuance at a price equal to the then-outstanding principal amount under the Note plus accrued but unpaid interest, or (ii) if Agrify undergoes a fundamental change at a price equal to 102.5% of the then-outstanding principal amount under the Note plus accrued but unpaid interest.

The Note will impose certain customary affirmative and negative covenants upon Agrify, but will not include the revenue or EBITDA covenants included in the Original Note. Further, if an event of default under the Note occurs, the Lender will be able to elect to redeem the Note for cash equal to 115% of the then-outstanding principal amount of the Note (or such lesser principal amount accelerated by the Lender) plus accrued and unpaid interest thereon.

Until the date the Note is fully repaid, the Lender will, subject to certain exceptions, have the right to participate up to 30% of any debt, preferred stock, or equity-linked financing of Agrify or its subsidiaries.

The Warrant Exchange Warrant will have an exercise price of $2.15 per share, will be exercisable on and after the six-month anniversary of issuance, and will expire five years and six months after issuance. The Note Exchange Warrant will have an exercise price of $1.23 per share, will be exercisable upon issuance, and will expire five years and six months after issuance. Until the Company completes a qualified equity financing of at least $15.0 million, the Note Exchange Warrant’s exercise price will be reduced to the extent Agrify issues securities for a lower purchase price. The Note Exchange Warrant will also prohibit Agrify, until following the completion of such qualified equity financing, from issuing warrants with more favorable or preferential terms and/or provisions.

The Warrant Exchange Warrant and the Note Exchange Warrant will include a limitation such that the Lender’s beneficial ownership will not exceed 4.99% of Agrify’s shares of common stock outstanding at the time of exercise (which percentage may be decreased or increased by the Lender subject to the terms of the warrants, but may not exceed 9.99%). Additionally, the Lender may not exercise the Warrant Exchange Warrant and/or Note Exchange Warrant for greater than 5,308,578 shares of common stock unless and until shareholder approval is obtained, which the Company has agreed to use reasonable best efforts to obtain such shareholder approval at the next meeting of the shareholders of the Company, but in no event later than June 30, 2023.

The securities to be issued to the Lender will not be registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The definitive exchange agreement requires Agrify to file a resale registration statement with respect to the shares underlying the Warrant Exchange Warrant and the Note Exchange Warrant as soon as practicable and in any event within 45 days following the initial closing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities in the offering. There shall not be any sale of the securities described herein in any state or jurisdiction in which such offering, sale, or solicitation would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Agrify (Nasdaq:AGFY)

Agrify is a leading provider of innovative cultivation and extraction solutions for the cannabis industry, bringing data, science, and technology to the forefront of the market. Our proprietary micro-environment-controlled Vertical Farming Units (VFUs) enable cultivators to produce the highest quality products with unmatched consistency, yield, and ROI at scale. Our comprehensive extraction product line, which includes hydrocarbon, ethanol, solventless, post-processing, and lab equipment, empowers producers to maximize the quantity and quality of extract required for premium concentrates. For more information, please visit Agrify at http://www.agrify.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Agrify and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, Agrify’s ability to deliver solutions and services, the satisfaction of closing conditions and ability to close pursuant to the exchange agreement, the anticipated benefits of the modification to the credit facility, Agrify’s future business and financial prospects, and the duration and severity of the challenges facing the industry in which Agrify operates. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2021 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Company Contacts

Agrify

Timothy Oakes

Chief Financial Officer

tim.oakes@agrify.com

(781) 760-7512

Investor Relations Inquiries

Anna Kate Heller

ICR

agrify@icrinc.com

Media Inquiries

Justin Bernstein

MATTIO Communications

agrify@mattio.com